FORM 8-K



                    SECURITIES AND EXCHANGE COMMISSION


                         Washington, D. C.  20549



                              Current Report


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)   March 29, 1994
                                                      ------------------

                       NORTHWEST NATURAL GAS COMPANY
          (Exact name of registrant as specified in its charter)


     Oregon                           0-994              93-0256722
   (State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)            File Number)        Identification No.)


    One Pacific Square, 220 N.W. Second Avenue, Portland, Oregon 97209
                 (Address of principal executive offices)



     Registrant's telephone number, including area code (503) 226-4211
                                                        --------------
Item 7.   Financial Statements Pro Forma Financial Information and Exhibits
- - - - - -------   -----------------------------------------------------------------

          (c)  Exhibits


               1(b)  Supplemental Distribution Agreement, dated
               March 29, 1994

                     (Reference is made to Registration File No. 33-64014)




                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NORTHWEST NATURAL GAS COMPANY
                              -----------------------------
                                        Registrant



                              By:     /s/ Bruce R. DeBolt
                                  -------------------------------
                                       Bruce R. DeBolt
                                       Senior Vice President and
                                       Chief Financial Officer

Date:  June 23, 1994
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